10. EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
EARNINGS PER SHARE

Basic income per common share is computed by dividing income available to the Company’s common stockholders by the weighted average number of common shares outstanding during the period. Diluted income per common share reflects the potential dilution that could occur from common share issuable through stock options and warrants. Diluted income per common share is computed similarly to basic income per common stock except that weighted average common stock is increased to include the potential issuance of dilutive common stock.

The following table sets forth the basic and diluted net income per share computed for the years ended December 31, 2016, 2015 and 2014:

	For the years ended
	December 31,
	2016	2015	2014
Net income (loss)	$(7,332,474)	$2,753,593	$(283,101)
Less: Non-cash income from changes in fair value of derivative liabilities	–	(133,395)
Net loss - diluted	$(7,332,474)	$2,620,198	$(283,101)
Weighted average common shares outstanding - basic	13,035,203	9,115,416	8,719,125
Common stock options	–	4,444	–
Common stock warrants - liability treatment	–	41,666	–
Weighted average common shares outstanding - diluted	13,035,203	9,161,527	8,719,125
Net income per share data:
Basic	$(0.56)	$0.30	$(0.03)
Diluted	(0.56)	$0.30	$(0.03)

The weighted average number of shares outstanding used in the computation of the basic and diluted net income per share does not include the effect of the following potential outstanding shares of common stock. The effects of these potentially outstanding shares were not included in the calculation of basic and diluted net income per share for 2016 because the effect would have been anti-dilutive.

	For the years ended
	December 31,
	2016	2015	2014
Common stock options	–	347,000	477,000
Common stock warrants - liability treatment	4,533,963	3,740,797	3,634,697
Potentially dilutive securities	4,533,963	4,087,797	4,111,697